INVENTORIES (Tables)	12 Months Ended
Mar. 31, 2021
Inventories [Abstract]
Schedule of inventory

	2021	2020
Work in progress	$446.0	$405.1
Raw materials, supplies and manufactured products	201.8	211.1
Total inventories	$647.8	$616.2

During the year ended March 31, 2021, use of inventory recognized in cost of sales amounted to $394.9 million (2020 ‑ $500.3 million), and impairment of inventories to net realizable value amounted to $34.0 million (2020 – $6.4 million).